>
As Filed with the Securities and Exchange Commission on June 28, 2004

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 25, 2004

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(704) 386-5000
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

           On June 25, 2004, the Registrant priced a €1,000,000,000 Euronote offering of Floating Rate Senior Notes, due June 2011 (the "Notes"). The Notes were sold only in Europe and Asia to non-United States investors. The Notes mature in seven years. The press release announcing the pricing of this offering is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

          The following exhibits are filed herewith:

EXHIBIT NO.                        DESCRIPTION OF EXHIBIT

      99.1                 Press Release dated June 25, 2004 with respect to the pricing of the Registrant's offering of €1,000,000,000 Floating Rate Senior Notes, due June 2011.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                               BANK OF AMERICA CORPORATION

                                                                               By: /s/ TERESA M. BRENNER

                                                                                          TERESA M. BRENNER
                                                                                          Associate General Counsel

Dated: June 28, 2004